Exhibit 99.h.3.d

May 21, 2019

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA  02116

Attention:  Fund Administration Legal Department

Re:  Aberdeen Funds (the “Trust”)— Fund Name Change

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between State Street Bank and Trust Company (the “Sub-Administrator”) and Aberdeen Standard Investments Inc. (the “Administrator”) dated as of June 1, 2010, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of a name change to one of the series of the Trust. The Aberdeen China Opportunities Fund will change its name to the Aberdeen China A Share Equity Fund effective on or about June 13, 2019.

Please indicate your acceptance of the foregoing change by executing two copies of this letter, returning one to Aberdeen Standard Investments Inc. and retaining one for your records.

[signature page follows]

Sincerely,

ABERDEEN STANDARD INVESTMENTS INC.

By:
Name:	Lucia Sitar
Title:	Vice President

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

SUB-ADMINISTRATION AGREEMENT

Effective June 1, 2010

As amended July 13, 2019

SCHEDULE A

Listing of Funds

Fund Name	Classes of Shares
Aberdeen Focused U.S. Equity Fund	Class A
(formerly, Aberdeen Equity Long-Short Fund)	Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen U.S. Small Cap Equity Fund	Class A
(formerly, Aberdeen Small Cap Fund)	Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen China A Share Equity Fund	Class A
(formerly, Aberdeen China Opportunities Fund)*	Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen International Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen Global Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen Diversified Alternatives Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Class T

Fund Name	Classes of Shares
Aberdeen Diversified Income Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen Dynamic Allocation Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen Emerging Markets Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen Global Unconstrained Fixed Income Fund	Class A
(formerly, Aberdeen Global Fixed Income Fund)	Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen International Small Cap Fund	Class A
(formerly, Aberdeen Global Small Cap Fund)	Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen Intermediate Municipal Income Fund	Class A
(formerly, Aberdeen Tax-Free Income Fund)	Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen U.S. Multi-Cap Equity Fund	Class A
(formerly, Aberdeen U.S. Equity Fund)	Class C
Class R
Institutional Class
Institutional Service Class
Class T

Fund Name	Classes of Shares
Aberdeen Emerging Markets Debt Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen Japanese Equities Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen U.S. Mid Cap Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Class T
Aberdeen Dynamic Dividend Fund	Class A
Institutional Class
Aberdeen Global Infrastructure Fund	Class A
Institutional Class
Aberdeen Income Builder Fund	Class A
Institutional Class
Aberdeen Short Duration High Yield Municipal Fund	Class A
(formerly, Aberdeen High Yield Managed Duration Municipal Fund)	Institutional Class
Aberdeen Ultra Short Municipal Income Fund	Class A
Class A1***
Institutional Class
Aberdeen International Real Estate Equity Fund	Class A
Institutional Class
Aberdeen Realty Income & Growth Fund	Class A
Institutional Class

* Name change effective June 13, 2019

ANNEX 1

ABERDEEN STANDARD INVESTMENTS INC.

Liquidity Risk Measurement Services	FREQUENCY

ABERDEEN FUNDS

Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Daily
Aberdeen China A Share Equity Fund
(formerly, Aberdeen China Opportunities Fund)*
Aberdeen Diversified Alternatives Fund
Aberdeen Diversified Income Fund
Aberdeen Dynamic Allocation Fund
Aberdeen Dynamic Dividend Fund
Aberdeen Emerging Markets Debt Fund
Aberdeen Emerging Markets Fund
Aberdeen Focused U.S. Equity Fund
Aberdeen Global Equity Fund
Aberdeen Global Infrastructure Fund
Aberdeen Global Unconstrained Fixed Income Fund
Aberdeen Short Duration High Yield Municipal Fund
(formerly, Aberdeen High Yield Managed Duration Municipal Fund)
Aberdeen Income Building Fund
Aberdeen International Equity Fund
Aberdeen International Real Estate Fund
Aberdeen International Small Cap Fund
Aberdeen Japanese Equities Fund
Aberdeen Realty Income & Growth Fund
Aberdeen Intermediate Municipal Income Fund
(formerly, Aberdeen Tax-Free Income Fund)
Aberdeen U.S. Mid Cap Equity Fund
Aberdeen U.S. Multi-Cap Equity Fund
Aberdeen U.S. Small Cap Equity Fund
Aberdeen Ultra Short Municipal Income Fund

* Name change effective June 13, 2019

Form N-PORT Services	Service Type
and Quarterly Portfolio of Investments Services

ABERDEEN FUNDS	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services

Aberdeen Asia-Pacific (ex-Japan) Equity Fund
Aberdeen China A Share Equity Fund	Standard
(formerly, Aberdeen China Opportunities Fund)*

Aberdeen Diversified Alternatives Fund
Aberdeen Diversified Income Fund
Aberdeen Dynamic Allocation Fund
Aberdeen Dynamic Dividend Fund
Aberdeen Emerging Markets Debt Fund
Aberdeen Emerging Markets Fund
Aberdeen Focused U.S. Equity Fund
(formerly Aberdeen Equity Long-Short Fund)
Aberdeen Global Equity Fund
Aberdeen Global Infrastructure Fund
Aberdeen Global Unconstrained Fixed Income Fund
(formerly, Aberdeen Global Fixed Income Fund)
Aberdeen Short Duration High Yield Municipal Fund
(formerly, Aberdeen High Yield Managed Duration Municipal Fund)
Aberdeen Income Building Fund
Aberdeen International Equity Fund
Aberdeen International Real Estate Fund
Aberdeen International Small Cap Fund
(formerly, Aberdeen Global Small Cap Fund)
Aberdeen Japanese Equities Fund
Aberdeen Realty Income & Growth Fund
Aberdeen Intermediate Municipal Income Fund
(formerly, Aberdeen Tax-Free Income Fund)
Aberdeen U.S. Mid Cap Equity Fund
Aberdeen U.S. Multi-Cap Equity Fund
(formerly, Aberdeen U.S. Equity Fund)
Aberdeen U.S. Small Cap Equity Fund
(formerly Aberdeen Small Cap Fund)
Aberdeen Ultra Short Municipal Income Fund

* Name change effective June 13, 2019

Form N-CEN Services
Aberdeen Funds